EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas Roger Sawyer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the Annual Report on Form 10-K/A of Silverton Energy, Inc. for the period ended September 30, 2015 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Silverton Energy, Inc.

Dated: February 24, 2017	/s/ Thomas Roger Sawyer
Thomas Roger Sawyer
President, Secretary and Treasurer (Principal Executive Officer and Principal Financial Officer)
Silverton Energy, Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Silverton Energy, Inc. and will be retained by Silverton Energy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.